SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS New York Tax-Free Income Fund

The following information replaces the existing similar disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus and the summary section of the fund’s prospectus.
Matthew J. Caggiano, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2004.
Allyson McCann, Vice President and Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2022.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Matthew J. Caggiano, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2004.
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Joined DWS in 1989.
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Co-Head of Municipal Bond Department.
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BS, Pennsylvania State University; MS, Boston College.
Allyson McCann, Vice President and Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2022 with 14 years of industry experience.
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Prior to joining DWS, Allyson served as portfolio manager focused on separately managed accounts at Breckenridge Capital Advisors, Columbia Threadneedle Investments, and BNY Mellon.
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BSBA, Suffolk University; MBA, MsF, Northeastern University.
Please Retain This Supplement for Future Reference
July 20, 2026
PROSTKR26-35